
Supplement to the
Fidelity® Strategic
Income Fund
February 28, 2009
Prospectus


The following information replaces the biographical information for Derek Young found in the "Fund Management" section on page 24.

Christopher Sharpe is co-manager of Strategic Income Fund, which he has managed since June 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2002, Mr. Sharpe has worked as an asset allocation director and portfolio manager.

FSN-09-01 June 12,2009
1.479520.122